Exhibit 99.1

Corporate Presentation September 5, 2019 OTCQX: RGSE Size: 9.625kW Littleton, CO April 24, 2019

Our Mission at RGS: Size: 14.74 kW with battery backup Satellite Beach, FL August 15, 2019 2 2019 Best of International Builder Show Awards “Saving the Planet, One Roof at a Time” with our Award - Winning Next Generation POWERHOUSE™ 3.0 Product

Used to be when homeowners wanted to go solar their only option was “Traditional Rack - n - Mount” 3

That was then, this is now… Size: 5.7 kW Colorado Springs, CO May 23, 2019 4

5 Why POWERHOUSE™ Solar systems arose from homeowners being tired of paying their utility company – they wanted to take control of their energy And Consumers have more energy needs than ever - electric cars, more air - conditioning, and battery back - ups “And I want to do good for the environment and save money, but I don’t like the way solar systems looks on my roof” The Solution – An in - roof solar shingle developed and patented by The Dow Chemical Company, using CIGS technology and “designed by roofers, for roofers” RGS, as America’s original solar company, we know solar, and when the opportunity arose to license the product from The Dow Chemical Company, we knew this was the opportunity for us

6 The Opportunity for us with POWERHOUSE™ People need to replace their roof, no one likes replacing their roof, why not make yourself money while doing it • Improve curb appeal – max home value More and more Americans are concerned about the environment There is limited competition for BIPV and high barriers of entry Government mandates are being set requiring solar We have the opportunity to ride the United States wave of growing sentiment for green and future pro - solar legislation International patents for business expansion in 2021 Size:5.7 kW Colorado Springs, CO Date: May 23, 2019

We Reinvented RGS Around POWERHOUSE™ We are the Exclusive worldwide manufacturer of POWERHOUSE™ • Our third generation product was redesigned using traditional silicon solar cells (not CIGS) for higher panel efficiency and at a lower price • UL & IEC (International Electrotechnical Commission) certified • UL certified for asphalt roofs — 85% of the US market, • Currently obtaining UL approval for tile roofs in time for the CA 2020 Mandate RGS Energy reinvented: • Competing with Tesla for ownership of solar shingle market • Competitive “Moats” around the business – U.S. & International patents • Scalable business model • Contract manufacturing • Contract sales and installation • No debt and recently shed unprofitable traditional rack - n - mount business 7

Right Product, Right Time 1) Q3 2017 US Bureau Estimated of total US housing units divided by 20 year average roof life, 2) ISO 2011 to 2015 Homeowner Los ses Ranked by Claim Frequency, 3) US Census Bureau – Monthly New Residential Construction, March 2019 Our Sweet Spot Annual roof replacements due to age: 1 ~4,400,000 Annual roof replacements due to insurance claims: 2 ~1,400,000 Annual new home construction : 3 ~1,100,000 Total annual addressable market: ~6,900,000 Size: 6.9 kW Seattle, WA April 12, 2019 Size: 3.465 kW Denver, CO May 15, 2019 8

# *Priced to Win for Roof Replacements and New Construction*

| **New Home Construction** | | **Traditional Rack-n-Mount Solar** | **Tesla Solar Roof** | **RGS POWERHOUSE™ Solar Shingle** |
|---|---|---|---|---|
| *Square Footage*[1] | | 2,776 | 2,776 | 2,776 |
| *Roof size in Squares* | | 15 | 15 | 15 |
| **4kW Solar System** | | | | |
| *Squares used by Solar System* | | 0.0 | 15.0 | 3.6 |
| *Asphalt roof squares* | | 15.0 | 0.0 | 11.4 |
| **Roof Costs** | | | | |
| Cost for Homebuilder to Install Asphalt Roof[1]: | | $7,728 | $0 | $5,873 |
| Solar System: | | | | |
| Tesla Solar Roof at per Watt Cost of[2] | | | 55,520 | |
| Rack & Mount at per Watt cost of[3] | *$4.34* | 17,360 | | |
| RGS POWERHOUSE™ | | | | |
| POWERHOUSE™ Kit at per watt cost of[4] | *$3.09* | | | 12,360 |
| Labor & Electrical BOS at per watt cost of[5] | *$0.50* | | | 2,000 |
| Engineering at per watt cost of[5] | *$0.15* | | | 600 |
| Freight at per watt cost of[5] | *$0.15* | | | 600 |
| ***<u>Homebuilder</u> Total Cost of Roof & Solar Energy System*** | | **$25,088** | **$55,520** | **$21,433** |

***POWERHOUSE™ is Price Competitive When Customers Need a New Roof***

(1) National Association of Home Builders, "Cost of Constructing a Home", posted December 1, 2017; (2) Solar-estimate.org, "Are Tesla solar roof tiles worth it?", posted November 6, 2018, $60,000 cost for a 3,000 square foot home; (3) Solar Reviews, "How much do solar panels cost for the average house in the US in 2019?", posted February 2019; (4) POWERHOUSE™ kit includes shingles, inverter, monitoring and non-electrical balance-of-system; (5) pickmysolar.com, "The Cost of Solar", posted on October 21, 2016

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# A Disruptive Product

## Comparison to Similar Cost Consumer Purchases

| $30,000 POWERHOUSE™ Solar System | | $30,000 Automobile | |
|---|---|---|---|
| *Other than new homes in California, solar is a discretionary decision* | | *For most people, not a discretionary decision* | |
| | Typical Costs* | | Typical Costs* |
| Solar System | $30,000 | Purchase Price | $30,000 |
| Federal ITC | (9,000) | Ten Year Ownership cost (Repairs, Tires, Insurance) | 20,000 |
| State & Local Incentive(s) | (3,000) | **Total Cost** | **50,000** |
| Net initial Cost | 18,000 | Resale value | 5,000 |
| 20 Year Solar Savings | 40,000 | **You lose** | **($45,000)** |
| **You make** | **$22,000** | | |

Our product is disruptive in the solar space with ***competitive advantages*** over traditional rack-n-mount solar systems:

- ✓ Looks great on the homeowner's roof
- ✓ More durable because it is the roof (not a rack on top)
- ✓ Built in technology upgrade and repair path

*judgmentally selected as directionally indicative amounts

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POWERHOUSE™ Warranty • 11 - year parts • 24 - year power production POWERHOUSE™ Ratings • Class A fire rating • Class 2 hail rating (1½” ice ball) • UL 1703 impact rating (2” steel ball) • 200 mph wind rating 11 Horseshoe Connector Asphalt Shingle Solar PV Insert Integrated Flashing Through Roof Connector POWERHOUSE™ was Designed by Roofers for Roofers

12 Strong Supply Chain In Place Solar Component • Top 10 Tier 1 solar cell & module manufacturer in China. • Current annual manufacturing capacity of over 8.6 gigawatts. China tariffs in affect through August 2019 have increased our COGS 22% Plastic Resin • One of the fastest growing multi - national thermoplastic resin distributors serving custom injection molders in North America. Base Plate Molder & Shingle Assembly • One of the nation’s top injection molders. Nationwide Distribution Partner • Providing cutting - edge 3PL services for POWERHOUSE™. • Including network optimization, warehousing, final packaging and distribution to all 50 states.

13 We Recently Launched POWERHOUSE™ Nationwide Growing and training a nationwide network • Roofers • Solar Installers • Homebuilders • Equipment Distributors Currently, a network of 330+ roofers, solar installers and homebuilders across 48 States We offer our network: Free ongoing installation and sales training Free marketing support System design assistance Building Brand Awareness • Featured on two upcoming National TV Shows • Member of Builder Partnerships Network with access to over 1,400 homebuilders nationwide • SEO and social media campaigns Size: 7.2 kW Skaneateles, NY June 25, 2019 13

14 Every 30 Days We issue a Report Card on our Launch to Investors First we grew a customer base Worked with our customers on homeowner sales opportunities on specific projects Opportunities result in signed Purchase Orders (“P/O”) After cash receipt, we ship and book revenue Business Update Network Size Sales Pipeline 1 Roofer/ Solar Installer P/O 1 Home Builder P/O 1 Backlog 1 Revenue 1 April 15 th 262 $2,225,296 $22,416 $0 $0 $20,624 May 15 th 288 6,576,507 215,112 0 172,630 42,482 June 15 th 310 7,173,558 24,074 4,941,734 5,069,144 69,496 July 15 th 318 5,541,919 99,803 2,704,037 7,766,816 1,932 August 15 th 329 15,553,146 182,022 0 7,751,123 60,097 Current expectations for backlog conversion: Roofers/EPCs Solar: Time their cash payment to RGS when job ready to install (permitting, interconnection, etc.) – Expectation 60 days from date of purchase order Homebuilders: Time their cash payments to RGS as their communities are built – Expectation 3 - 9 months from date of purchase order Our Expectation – We just started building pipeline and backlog, once fully up and running, higher revenue 1. See expanded definition in Glossary of Terms in Business Update filed under form 8 - K on August 16, 2019

# Its not just us saying it

| | |
|---|---|
| NAHB National Association of Home Builders<br>NAHB Announces Finalists for Best of IBS Awards | Winner Best Green Building Product – RGS Energy<br><br>Finalist Best Energy Efficient Product – RGS Energy<br><br>- nahb.org, Jan 28, 2019 |
| greentechmedia:<br>RGS Energy Revives Dow's Solar Roof, Claiming Better Efficiency & Lower Costs | "RGS' sales strategy is notable for what the company chose not to do itself. It designs and assembles the tiles in the U.S., but sources the solar components from manufacturing partners."<br><br>"The arithmetic of savings for a new roof paired with solar tiles makes sense, in theory. **RGS' job now is to prove it in the field.** That's a tall order, based on the history of the market, **but at least the field isn't very crowded.**"<br><br>- greentechmedia.com, Jan 25, 2019 |
| TheStreet<br>Real Goods Solar Plows Ahead With Energy Plans | "Real Goods Solar Inc. received a boost Wednesday on news the California Energy Commission approved the selling of its 3.0 solar shingle system in California, the nation's largest solar market" - thestreet.com, Jan 16, 2019 |
| CleanTechnica<br>Powerhouse 3.0 Solar Shingles Head To The Roof | "May the best shingle prevail." - Cleantechnica.com, Dec 28, 2018 |
| PVTECH<br>Tesla and RGS set for solar roof tile market share battle in US | "Having two companies being public listed with two competing products in one country should make things more interesting and hopefully transparent. We could all soon be **watching the birth of a new mainstream solar market** or the trial and tribulations of a niche play." - *pvtech.org, Nov 9, 2018* |

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# Forward Looking Statements

This presentation contains forward-looking that involve risks and uncertainties, including statements regarding RGS Energy's results of operations and financial positions, and RGS Energy's business and financial strategies. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide RGS Energy's current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words "plan," "future," "may," "will," "expect," and similar expressions as they relate to us are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Therefore, RGS Energy cautions you against relying on any of these forward-looking statements.

Key risks and uncertainties that may cause a change in any forward-looking statement or that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include: RGS Energy's ability to manage supply chain in order to have production levels and pricing of the POWERHOUSE™ 3.0 shingles to be competitive; the ability of RGS Energy to realize profitable revenue growth from the sale and installation of POWERHOUSE™ 3.0, and to the extent, anticipated; RGS Energy's ability to realize revenue from backlog and sales pipeline for POWERHOUSE™; RGS Energy's ability to increase the rate of participation within its network; RGS Energy's ability to obtain future purchase orders for POWERHOUSE™ deliveries; whether RGS Energy will realize increased market penetration from its brand and network supporting activities; competition in the built-in photovoltaic solar system business; RGS Energy's ability to successfully implement its revenue growth strategy, achieve its target level of sales, generate cash flow from operations, and achieve break-even and better results; the adequacy of, and access to, capital necessary to implement RGS Energy's revenue growth strategy; the ability to obtain requisite international product certification of POWERHOUSE™ 3.0; RGS Energy's ability to satisfy the conditions and obligations under the POWERHOUSE™ license agreement; RGS Energy's ability to realize revenue from sales of POWERHOUSE™ arising from the California Energy Commissions' mandate for solar systems with new home building commencing in 2020; RGS Energy's ability to successfully and timely expand its POWERHOUSE™ 3.0 business outside of the United States; foreign exchange risks associated with the POWERHOUSE™ 3.0 business; intellectual property infringement claims and warranty claims related to the POWERHOUSE™ 3.0 business; cost and availability of raw materials including the impact from changes in the price of oil and the foreign currency exchange rate for Chinese yuan; the continuation and level of government and utility incentives for solar energy; changes in general economic, business and political conditions, including tariffs on imported solar cells, and changes in the financial markets; adverse effect on RGS Energy's sales and business from changes in U.S. trade policy that result in increased "trade wars," resulting in increased costs for solar components imported from China, which may reduce customer demand for RGS Energy's product, or China limiting its trade with the United States; and other risks and uncertainties included in RGS Energy's filings with the Securities and Exchange Commission.

You should read the section entitled "Risk Factors" in our 2018 Annual Report on Form 10-K and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 and June 30, 2019, each of which has been filed with the Securities and Exchange Commission, which identify certain of these and additional risks and uncertainties. Any forward-looking statements made by us in this presentation speak only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

RGS Energy is a registered trade name. RGS Energy files periodic and other reports with the Securities and Exchange Commission under its official name "Real Goods Solar, Inc."

This presentation does not constitute an offer to sell or solicitation to buy any securities of RGS Energy.

**© Copyright 2019-2018 Real Goods Solar, Inc. All Rights Reserved.**

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Contact Us RGS Energy Headquarters 110 16 th Street, Suite 300 Denver, CO 80202 Company Contact Tyler Clarke Director, Investor Relations Tel 303.222.8344 Investor Relations Contact Capital Market Access, LLC (CMA) Ron Both, Managing Partner Tel 949.432.7566 RGSE@cma.team 17 Disclaimer: Information on websites listed above is not incorporated by reference into this presentation. Size: 9.625kW Littleton, CO April 24, 2019